Exhibit 10.1

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this “Third Amendment”) is entered into this 22nd day of May, 2024 by and between TEXAS ROADHOUSE MANAGEMENT CORP., a Kentucky corporation (the “Company”), and GERALD L. MORGAN, an individual resident of the Commonwealth of Kentucky (“Executive”).

W I T N E S S E T H:

WHEREAS, the Company and Executive are parties to the Employment Agreement dated December 30, 2020 with an effective date of January 8, 2021, as amended by that certain First Amendment to Employment Agreement dated March 31, 2021 and Second Amendment to Employment Agreement dated January 9, 2023 (as amended, the “Employment Agreement”) relating to Executive’s service as Chief Executive Officer of Texas Roadhouse, Inc., a Delaware corporation (the “Corporation”); and

WHEREAS, the Board of Directors of the Corporation desires to amend the Employment Agreement to eliminate the reference to an irrevocable letter of resignation as currently set forth in Section 5(b) of the Employment Agreement.

NOW THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.Recitals; Defined Terms. The recitals set forth above are true and accurate and are hereby incorporated herein by reference. Except as specifically set forth herein, all capitalized terms shall have the same meanings as set forth in the Employment Agreement.

2.Amendment of Section 5(b) of the Employment Agreement. Section 5(b) of the Employment Agreement is hereby amended so it shall read in its entirety as follows:

(b)[Reserved].

3.Miscellaneous. Except as expressly amended herein, all of the terms and conditions of the Employment Agreement shall remain in full force and effect. This Third Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. This Third Amendment shall be binding on the parties when executed and delivered by the parties to one another by electronic transmission. In the event of a conflict between the terms of this Third Amendment and the Employment Agreement, the terms of this Third Amendment shall govern.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the parties have executed and delivered this Third Amendment as of the date first written above.

THE COMPANY:

TEXAS ROADHOUSE MANAGEMENT CORP.,
a Kentucky corporation

By:	/s/ Christopher C. Colson
Name:	Christopher C. Colson
Title:	Secretary

EXECUTIVE:

By:	/s/ Gerald L. Morgan
GERALD L. MORGAN, an individual resident
of the Commonwealth of Kentucky